SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2001

                                Modem Media, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


Delaware                         0-21935                      06-1464807
--------------------------------------------------------------------------------
 (State or other             (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)



                   230 East Avenue, Norwalk, Connecticut 06855
--------------------------------------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)



                                 (203) 299-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

On June 18, 2001, Modem Media, Inc. (the "Company") announced that its Board of Directors adopted a Stockholder Rights Plan (the "Plan"). Under the Plan each common stockholder of record at the close of business on June 28, 2001, will receive a dividend of one right for each share of Common Stock held. Each right entitles the holder to purchase from Modem Media one one-hundredth of a share of a new series of participating Preferred Stock at an initial purchase price of $30. A press release was issued to that effect.

The complete text of the press release issued by the Company and the Rights Agreement dated as of June 18, 2001, are attached as exhibits to this document.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

99.1     Press Release, dated June 18, 2001

99.2 Rights Agreement dated as of June 18, 2001 between Modem Media, Inc. and EquiServe Trust Company, N.A., as Rights Agent

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      MODEM MEDIA, INC.

                                      /s/ Sloane Levy
                                      --------------------------------
                                      Sloane Levy
                                      Senior Vice President, General
                                      Counsel,  Human Resources and
                                      Corporate Secretary

June 18, 2001

                                       3